Exhibit 99.1

Inhibikase Therapeutics Announces First Quarter

2025 Financial Results and Highlights Recent Activity

—Advancing IKT-001 into a Late-Stage Clinical Trial Program in Pulmonary Arterial Hypertension —

May 14, 2025 — Inhibikase Therapeutics, Inc. (Nasdaq: IKT) (“Inhibikase” or “Company”), a clinical-stage pharmaceutical company innovating small molecule kinase inhibitor therapeutics to treat pulmonary arterial hypertension (“PAH”), today reported financial results for the quarter ended March 31, 2025 and highlighted recent developments.

“During our first quarter of 2025, we continued to build out our senior leadership team and key infrastructure areas to position the Company to advance IKT-001 toward a late-stage clinical trial in PAH,” said Mark Iwicki, Chief Executive Officer of Inhibikase. “With our core team now in place, and with ongoing refining of our study protocol with key opinion leaders, IKT is well placed to initiate our Phase 2b clinical study of IKT-001 in PAH in the second half of 2025.” The IMPRES Phase 3 study of imatinib mesylate previously demonstrated improved exercise capacity and hemodynamics in patients with advanced PAH. We continue to believe that systemic exposure of imatinib with IKT-001 can be well tolerated and provide strong efficacy to patients suffering from PAH.

Recent Developments:

•

Announced the appointments of Mark Iwicki as Chief Executive Officer, Chris Cabell, M.D., M.H.S, FACC, as President and Head of Research & Development, John Adams, Ph.D., as Chief Scientific Officer and David McIntyre as Chief Financial Officer.

•	Advancement of IKT-001 as a therapy in PAH:

•

The Company has continued to meet with key opinion leaders and other experts in PAH with a view to refining the Company’s proposed study design for the forthcoming Phase 2b clinical study of IKT-001 in PAH. The Company expects to finalize the study design in the ensuing weeks.

•

The Company previously received its “Study May Proceed” letter for the Phase 2b trial in September 2024, noting that the active ingredient in IKT-001, imatinib, has previously been shown to have a meaningful impact on key efficacy parameters such as 6-minute walk distance in advanced PAH.

First Quarter 2025 Financial Results

Net Loss: Net loss for the quarter ended March 31, 2025, was $13.7 million, or $0.15 per share, compared to a net loss of $4.6 million, or $0.73 per share in the quarter ended March 31, 2024.

R&D Expenses: Research and development expenses were $10.5 million for the quarter ended March 31, 2025, compared to $2.8 million for the quarter ended March 31, 2024. This includes a non-cash charge for in-process research and development expense of $7.4 million associated with the Company’s acquisition of CorHepta, which was effective on February 21, 2025.

SG&A Expenses: Selling, general and administrative expenses for the quarter ended March 31, 2025 were $5.2 million compared to $2.0 million for the quarter ended March 31, 2024.

Cash Position: Cash, cash equivalents and marketable securities were $93.2 million as of March 31, 2025.

About Inhibikase (www.inhibikase.com)

Inhibikase Therapeutics, Inc. (Nasdaq: IKT) is a clinical-stage pharmaceutical company developing Abelson Tyrosine Kinase inhibitor therapeutics for Cardiopulmonary disease. Inhibikase’s cardiopulmonary disease portfolio is led by IKT-001, a prodrug of imatinib mesylate, for PAH. Inhibikase is headquartered in Wilmington, Delaware.

Social Media Disclaimer

Investors and others should note that the Company announces material financial information to investors using its investor relations website, press releases, SEC filings and public conference calls and webcasts. The Company intends to also use LinkedIn and YouTube as a means of disclosing information about the Company, its services and other matters and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions or the negative of these terms and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the initiation of the Company’s Phase 2b trial of IKT-001 in PAH and the Company’s future activities, or future events or conditions; and expectations regarding the anticipated contribution of our new leadership team to our operations and progress. These forward-looking statements are based on Inhibikase’s current expectations and assumptions. Such statements are subject to certain risks and uncertainties, which could cause Inhibikase’s actual results to differ materially from those anticipated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include our ability to commence and execute a Phase 2b ‘702’ trial to evaluate IKT-001 as a treatment for PAH, as well as such other factors that are included in our periodic reports on Form 10-K and Form 10-Q that we file with the U.S. Securities and Exchange Commission. Any forward-looking statement in this release speaks only as of the date of this release. Inhibikase undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contacts:

Investor Relations:

Michael Moyer

LifeSci Advisors

mmoyer@lifesciadvisors.com

—tables to follow—

Inhibikase Therapeutics, Inc.

Consolidated Balance Sheets

(Unaudited)

	March 31,	December 31,
	2025	2024
	(unaudited)	(Note 3)
Assets
Current assets:
Cash and cash equivalents	$73,441,391	$56,490,579
Marketable securities	19,738,900	41,052,949
Prepaid research and development	52,475	81,308
Prepaid expenses and other current assets	931,992	826,473

Total current assets	94,164,758	98,451,309
Equipment and improvements, net	47,845	47,100
Right-of-use asset	68,719	101,437

Total assets	$94,281,322	$98,599,846

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,692,051	$943,019
Lease obligation, current	74,772	110,517
Accrued expenses and other current liabilities	3,513,248	2,680,030
Contingent consideration liability	3,270,579	—

Total current liabilities	8,550,650	3,733,566

Total liabilities	8,550,650	3,733,566

Commitments and contingencies (see Note 15)
Stockholders’ equity:
Preferred stock, $0.001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding at March 31, 2025 and December 31, 2024	—	—
Common stock, $0.001 par value; 500,000,000 and 100,000,000 shares authorized; 74,341,540 and 69,362,439 shares issued and outstanding (including 4,149,252 and 0 contingently issuable shares - see Note 10) at March 31, 2025 and December 31, 2024, respectively	74,341	69,362
Additional paid-in capital	193,756,644	189,254,777
Accumulated other comprehensive loss	(967)	(37,248)
Accumulated deficit	(108,099,346)	(94,420,611)

Total stockholders’ equity	85,730,672	94,866,280

Total liabilities and stockholders’ equity	$94,281,322	$98,599,846

Inhibikase Therapeutics, Inc.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three Months Ended March 31,
	2025	2024
Costs and expenses:
Research and development	$10,513,579	$2,751,279
Selling, general and administrative	5,249,291	2,031,081
Change in fair value contingent consideration	(1,164,864)	—

Total costs and expenses	14,598,006	4,782,360

Loss from operations	(14,598,006)	(4,782,360)
Interest income	919,271	132,725

Net loss	(13,678,735)	(4,649,635)
Other comprehensive income (loss), net of tax Unrealized gain (loss) on marketable securities	36,281	(2,677)

Comprehensive loss	$(13,642,454)	$(4,652,312)

Net loss per share – basic and diluted	$(0.15)	$(0.73)

Weighted-average number of shares – basic and diluted	89,537,171	6,340,697